Copeland SMID Cap Dividend Growth Fund Class A Shares: CSDGX Class I Shares: CSMDX

Supplement dated January 29, 2024

to the Prospectus

dated March 30, 2023

Effective immediately, the performance table for the Fund on page 4 of the Prospectus has been amended and restated as shown below to reflect the deduction of sales charges from the SMID Cap Dividend Growth Fund’s (the “Fund”) Class A Return Before Taxes:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2022)

Class I Shares	One Year	Five Years	Since Inception of the Class(1)
Return before taxes	(14.86)%	6.59%	7.54%
Return after taxes on distributions	(15.46)%	5.66%	6.71%
Return after taxes on distributions and sale of Fund Shares(2)	(8.22)%	5.04%	5.85%
Class A Shares
Return before taxes	(19.90)%	N/A	5.38%
Russell 2500 Total Return Index(3)	(18.37)%	5.89%	6.95%(4) 7.14%(5)
(1)	The inception date of the Fund’s Class I shares is February 27, 2017. The inception date of the Fund’s Class A shares is February 11, 2019.
(2)	In certain cases, the Return after taxes on distributions and sale of Fund shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
(3)	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark.
(4)	Since the date of Class I shares inception, February 27, 2017.
(5)	Since the date of Class A shares inception, February 11, 2019.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.